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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 10, 2000
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UMEMBER.COM, INC.
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(Exact name of Registrant as specified in charter)

Colorado                           33-17229-D             84-00978689
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(State or other jurisdic-          (Commission            (IRS Employer
tion of incorporation)             File Number)           Identification No.)

10350 Santa Monica Blvd., Ste. 130, Los Angeles, CA                90025
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (310) 552-3444
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(Former Address)                    (Zip Code)

Item 2.  ACQUISITION OR DISPOSITION OF ASSET

        In October 2000, uMember.com, Inc. (the "Registrant" or the "Company") acquired 100% of the outstanding capital stock of Continental Computer Exchange, Inc. ("Continental Computer"), a computer retailer located in Los Angeles, California. Continental Computer was formerly owned by Behzad Eshgieh, Nasser Ahdout and Farideh Bral, each a shareholder of the Company. Messrs. Eshgieh and Ahdout and Ms. Bral are also majority shareholders in Fantom Drives, a computer drive company which has from time to time sold products to the Company. Additionally, Leon Hasson, a former officer and director of the Company, was a former officer and shareholder of Continental Computer. Also, Orie Rechtman, the Company's Chairman and CEO, is Chairman and CEO of Wareforce.com, Inc. Wareforce is the Company's largest shareholder and has from time to time sold products to Continental Computer and in 1996 sold the assets of its Personal Support Computers division to Continental Computer.

        The consideration for the acquisition was the issuance by the Company of an aggregate of 850,000 shares of the Company's Common Stock to the former shareholders of Continental Computer. Behzad Eshgieh and



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Nasser Ahdout, former shareholders of Continental Computer entered into one-year employment agreements with the Company at annual salaries of $180,000 each. Messrs. Eshgieh and Ahdout will also be provided with major medical health coverage as well as other benefits. Hammid Khorsandi, the spouse of Farideh
Bral, a former shareholder of Continental Computer , entered into a one year consulting agreement with the Company at a monthly rate of $6,000.

        The terms of the acquisition were not negotiated in an arms-length manner and there can be no assurance that an unaffiliated company would not have paid less consideration for Continental Computer than paid by the Company. The Acquisition will be accounted for under the purchase method of accounting.

        The physical property underlying the Continental Computer stock acquired by the Registrant consists of substantially all of the assets of a computer retailer located at 10431 Santa Monica Boulevard, Los Angeles, California 90025.

        Reference is made to the Stock Purchase Agreement annexed hereto for a complete description of the Company's transactions with Computer Exchange.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        The following Financial Statements and Exhibits are annexed to this Form 8-K:

        a) Audited balance sheets, statements of operations and statements of cash flows on behalf of Continental Computer as and for the years ended December 31, 1998 and 1999.*

        b) Unaudited balance sheet, statements of operations and statements of cash flows on behalf of Continental Computer as of and for the nine month periods ended September 30, 2000 and 1999.*

        c) Pro forma combined financial statements (including the Pro Forma Adjustments) of uMember.com, Inc. and Continental Computer Exchange, Inc., as at September 31, 2000 and December 31, 1999.*

        d)      A copy of the Plan of Reorganization and Agreement.

        e) A copy of the Employment Agreement between the Company and Behzad Eshgieh.

        f) A copy of the Employment Agreement between the Company and Nasser Ahdout.

        g) A copy of the Employment Agreement between the Company and Hammid Khorsandi.

        *       To be filed by amendment.



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                                   Signatures

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UMEMBER.COM, INC.
November 1, 2000                            (Registrant)



                                            By: /s/ Orie Rechtman
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                                               Orie Rechtman,
                                               Principal Executive Officer and
                                               Chairman of the Board